UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 3, 2020

HERITAGE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36462	45-5338504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive, Suite 300 Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HRTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

On April 3, 2020, the Board of Directors of Heritage Insurance Holdings, Inc. (the “Company”) determined that the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on June 22, 2020. Because the 2020 Annual Meeting date is more than 30 days after the anniversary date of the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”), the deadline for any stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s proxy statement for its 2019 Annual Meeting, are no longer applicable. Pursuant to the Company’s bylaws and the rules of the Securities and Exchange Commission (“SEC”), the Company is providing notice of the revised deadlines for such proposals by means of this Form 8-K.

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting in accordance with Rule 14a-8 must be delivered to, or mailed and received at, the Company’s principal executive offices at 2600 McCormick Drive, Suite 300, Clearwater, Florida 33759 on or before the close of business on April 17, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2020 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting must also comply with all applicable SEC rules.

In addition, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2020 Annual Meeting and does not desire to have that proposal included in the Company’s proxy materials for the 2020 Annual Meeting must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on April 17, 2020.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: April 9, 2020	By:	/s/ Bruce Lucas
Bruce Lucas
Chairman and Chief Executive Officer